EXHIBIT 10.8

Execution Form

SEVENTH AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT

        This Seventh Amendment to Fourth Amended and Restated Credit Agreement (this “Amendment”) dated as of August 8, 2003 (the “Amendment Effective Date”), is by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the “Borrower”), each Bank (as defined in the Credit Agreement referred to below), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), individually, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”), and as letter of credit issuing bank (in such capacity, together with its successors in such capacity, the “Issuer”), CIBC INC., individually and as syndication agent (in such capacity together with its successors in such capacity, the “Syndication Agent”), and BNP PARIBAS, a French bank acting through its Houston Agency, individually and as documentation agent (in such capacity, together with its successors in such capacity, the “Documentation Agent”).

R E C I T A L S:

        WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent (collectively, the “Agents”), and the Issuer have heretofore entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2002, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of April 19, 2002, and by that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of July 3, 2002, and by that certain Third Amendment to Fourth Amended and Restated Credit Agreement dated as of August 28, 2002, and by that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of September 6, 2002, and by that certain Waiver and Fifth Amendment dated as of November 20, 2002, and by that certain Waiver and Sixth Amendment dated as of May 2, 2003, and as otherwise amended from time to time prior to the Amendment Effective Date (the “Credit Agreement”), pursuant to which the Banks have agreed to make revolving credit loans available to the Borrower under the terms and provisions stated therein; and

        WHEREAS, the Borrower has adopted Financial Accounting Standard Bulletin No. 123, which requires the Borrower to record a non-cash expense in respect of any stock options granted by the Borrower; and

        WHEREAS, the Borrower has requested that the Banks, the Agents and the Issuer amend the Credit Agreement to negate the effect of such non-cash expenses on the calculation of the Borrower’s Consolidated EBITDA;

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1.  Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

        Section 2. Amendments to Credit Agreement. The definition of “Consolidated EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the period at the end of the existing definition and inserting the following new proviso in place thereof:

; provided, however, that the foregoing clauses (ii) and (iii) shall exclude any non-cash expenses incurred by the Borrower during such period in accordance with Financial Accounting Standard Bulletin No. 123; further provided, however, that the foregoing clauses (ii) and (iii) shall include any cash payments made by the Borrower or any Restricted Subsidiary during such period in respect of any non-cash expenses previously excluded from the calculation of Consolidated EBITDA pursuant to the foregoing proviso.

        Section 3.   Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)	Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Agents, the Issuer and the Majority Banks, and duly acknowledged by each of the Guarantors.

(b)	Other Conditions. The Borrower shall have confirmed and acknowledged to the Agents, the Issuer and the Banks, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Banks, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

        Section 4. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

        Section 5. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 10.3 of the Credit Agreement.

        Section 6. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        Section 7. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

        Section 8. Applicable Law. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

        Section 9. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Issuer, the Banks and the Borrower and their respective successors and assigns.

        Section 10. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 11. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER: MAGNUM HUNTER RESOURCES, INC. By:/s/Chris Tong Name: Chris Tong Title: Senior Vice President Chief Financial Officer
AGENTS, BANKS AND ISSUER:

DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), as Administrative Agent, Collateral Agent, Issuer and a Bank

By: ________________________
      Name:
      Title:

CIBC INC., as Syndication Agent and a Bank By: ________________________ Name: Title:

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BNP PARIBAS, as Documentation Agent and a Bank By:_____________________ Name: Title: - and - By:_____________________ Name: Title:
FORTIS CAPITAL CORP., as a Bank By:_____________________ Name: Title: - and - By:_____________________ Name: Title:
BANK OF SCOTLAND, as a Bank By: ________________________ Name: Title:
BANK OF NOVA SCOTIA, as a Bank By: ________________________ Name: Title:

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UNION BANK OF CALIFORNIA, N.A., as a Bank By: ________________________ Name: Title:
COMPASS BANK, as a Bank By: ________________________ Name: Title:
COMERICA BANK (successor by merger to Comerica Bank - Texas), as a Bank By: ________________________ Name: Title:
WASHINGTON MUTUAL BANK, FA, as a Bank By: __________________________ Name: Title:
HIBERNIA NATIONAL BANK, as a Bank By: __________________________ Name: Title:

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U.S. BANK NATIONAL ASSOCIATION, as a Bank By: __________________________ Name: Title:
BMO NESBITT BURNS FINANCING, INC., as a Bank By: __________________________ Name: Title:
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank By: __________________________ Name: Title:
SOUTHWEST BANK OF TEXAS N.A., as a Bank By: __________________________ Name: Title:
STERLING BANK, as a Bank By: __________________________ Name: Title:

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ACKNOWLEDGMENT BY GUARANTORS

        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Waiver and Seventh Amendment to Fourth Amended and Restated Credit Agreement dated as of August __, 2003 (the “Seventh Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Seventh Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Seventh Amendment.

        Executed to be effective as of August __, 2003.

GUARANTORS:

HUNTER GAS GATHERING, INC.
GRUY PETROLEUM MANAGEMENT CO.
MAGNUM HUNTER PRODUCTION, INC.
CONMAG ENERGY CORPORATION
TRAPMAR PROPERTIES, INC.
PINTAIL ENERGY, INC.
PRIZE OPERATING COMPANY
PEC (DELAWARE), INC.
OKLAHOMA GAS PROCESSING, INC.

By: /s/Chris Tong
     Name:     Chris Tong
     Title:       Senior Vice President and
                     Chief Financial Officer

PRIZE ENERGY RESOURCES, L.P. By: Prize Operating Company, as its general partner By:_________________________ Name: Senior Vice President and Chief Financial Officer

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